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                                                                    EXHIBIT 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
            OF TEAM FINANCIAL, INC.PURSUANT TO 18 U.S.C. Section 1350


     I, Michael L. Gibson, certify that:

     In connection with the Annual Report on Form 10-K of Team Financial, Inc. (the "COMPANY") for the period ended Decmeber 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), I, Michael
L. Gibson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                              /s/  Michael L. Gibson
                                              ----------------------
                                              Name:    Michael L. Gibson
                                              Title:   Chief Financial Officer
                                              Date:    March 28, 2003